SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                          AMERICAN STATES WATER COMPANY
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                 AMERICAN STATES
                                  WATER COMPANY

                                     [LOGO]
                                 American States
                                  WATER COMPANY

                        NOTICE OF THE 2003 ANNUAL MEETING
                                 OF SHAREHOLDERS
                                     AND THE
                              2003 PROXY STATEMENT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Notice of the Annual Meeting of Shareholders

Information about Attending

2003 Proxy Statement............................................................
General Information.............................................................
  o  Introduction...............................................................
Solicitation of Proxy and Revocability; Voting Securities.......................
  o  Date, Time and Place of Annual Meeting.....................................
  o  Record Date and Voting Rights..............................................
  o  Voting by Proxy............................................................
  o  Voting by Mail.............................................................
  o  Voting by Telephone........................................................
  o  Voting by Internet.........................................................
  o  Adjournments...............................................................
  o  Solicitation of Proxies....................................................
Proposal One - Election of Class I Directors....................................
  o  Nominees for Class I Directors with Terms Expiring in 2005.................
  o  Class II Directors with Terms Expiring in 2004.............................
Certain Relationships and Related Transactions..................................
Board Committees and Meetings...................................................
  o  Audit and Finance Committee................................................
  o  Nominating and Governance Committee........................................
  o  Compensation Committee.....................................................
  o  Remuneration for Directors.................................................
Section 16(a) Beneficial Ownership Reporting Compliance.........................
Executive Officers - Experience, Security Ownership, Compensation and Options...
  o  Executive Experience.......................................................
  o  Security Ownership of Directors and Executive Officers ....................
  o  Executive Compensation.....................................................
  o  Annual Incentive Plan......................................................
  o  Key Executive Long-Term Incentive Plan.....................................
  o  Equity Compensation Plan Information.......................................
  o  2000 Stock Incentive Plan..................................................
  o  Option Grants in Last Year.................................................
  o  Option Exercises and Holdings..............................................
  o  Employment Contracts, Termination and Change-in-Control Arrangements.......
Pension Plan....................................................................
Deferred Compensation Plan for Directors........................................
Compensation Committee Interlocks and Insider Participation.....................
Board Committee Reports.........................................................
Report of the Audit and Finance Committee.......................................
  o  General....................................................................
  o  Committee Charter..........................................................
  o  Communication with Audit Committee.........................................
  o  Independence Discussions with Audit Committee..............................
  o  Recommendation for Inclusion in Form 10-K..................................
Report of the Compensation Committee............................................
  o  General Philosophy.........................................................

  o  Executive Compensation Program.............................................
  o  CEO Compensation...........................................................
  o  Section 162(m) Limitation..................................................
Proposal Two - Amendments to the 2000 Stock Incentive Plan......................
  o  Summary Description of the 2000 Plan.......................................
  o  Federal Income Tax Treatment of Awards under the 2000 Plan.................
  o  Specific Benefits..........................................................
Proposal Three - Increase in Authorized New Preferred Shares....................
Proposals Four, Five and Six - Elimination of Certain Restrictions on
Common Shares...................................................................
  o  Proposal 4 Increase in Voting Rights of Common Shares......................
  o  Proposal 5 Elimination of Certain Restrictions on Payment of Dividends.....
  o  Proposal 6 Elimination of All References to Stated Value...................
Proposal Seven - Ratify the Appointment of PricewaterhouseCoopers LLC as the
Independent Auditors............................................................
Stock Performance Graph.........................................................
Security Ownership of Certain Beneficial Owners.................................
Information on Independent Public Accountants...................................
  o  Audit Fees.................................................................
  o  Financial Information Systems and Implementation Fees......................
  o  All Other Fees.............................................................
Other Matters...................................................................
Proposals for Next Annual Meeting...............................................
  o  Requirements for Shareholder Proposals to be Brought Before an Annual
     Meeting....................................................................
  o  Requirements for Shareholder Proposals to be Considered for Inclusion in
     the Company's Proxy Materials..............................................
Additional Information..........................................................

Attachment I - 2000 Stock Incentive Plan, as proposed to be amended ............
Attachment II - Audit and Finance Committee Charter.............................

                                                                     [LOGO]
                                                                 American States
                                                                  WATER COMPANY

--------------------------------------------------------------------------------
                          Notice of the Annual Meeting
                                 of Shareholders
--------------------------------------------------------------------------------

Meeting Date               Tuesday, May 20, 2003
Meeting Time               10:00 a.m., Pacific Time
Meeting Location           Hilton Pasadena
                           168 South Los Robles Avenue
                           Pasadena, California

Record Date                March 27, 2003

Agenda

o To elect three Class I directors to the Board of Directors of the Company to serve until their successors are elected and qualified;

o    To approve amendments to the Company's 2000 Stock Incentive Plan

o    To approve an increase in authorized New Preferred Shares

o To approve an increase in the voting rights of the Common Shares to one vote per share

o To approve deletion of certain restrictions on the Company's ability to pay dividends on Common Shares

o To approve elimination of all references to stated value in the Company's Articles of Incorporation

o To ratify the appointment of PricewaterhouseCoopers, LLP as the independent auditors

o To transact any other business, which may properly come before the meeting or any adjournment thereof.

The Board of Directors has nominated the following individuals for election as Class I directors: James L. Anderson, Anne M. Holloway and Floyd E. Wicks.

By order of the Board of Directors,


McClellan Harris III
Secretary


San Dimas, California
April 7, 2003

INFORMATION ABOUT ATTENDING
--------------------------------------------------------------------------------

We will hold the Annual Meeting at the Pasadena Hilton in Pasadena, California.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your American States Water Company stock balance. Please present your account statement to the registration area at the Annual Meeting.

                        DIRECTIONS TO THE HILTON PASADENA

                                      [MAP]

April 7, 2003                                      American States Water Company
                                                     630 East Foothill Boulevard
                                                     San Dimas, California 91773

--------------------------------------------------------------------------------
                              2003 Proxy Statement
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of American States Water Company (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof. This statement and the accompanying proxy are being sent to shareholders on or about April 7, 2003.

At the Annual Meeting, shareholders will be asked to elect four Class II directors to serve until the Annual Meeting of Shareholders held in 2004 and until their successors are elected and qualified.

Shareholders will also be asked to approve certain amendments to the Company's 2000 Stock Incentive Plan, to approve an increase in authorized New Preferred Shares and to eliminate certain restrictions on the Company's Common Shares for the benefit of holders of the Company's Preferred Shares that have been redeemed.

SOLICITATION OF PROXY AND REVOCABILITY; VOTING SECURITIES
--------------------------------------------------------------------------------

DATE, TIME AND PLACE OF ANNUAL MEETING

The Annual Meeting will be held on May 20, 2003 at 10:00 a.m., Pacific Time at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.

RECORD DATE AND VOTING RIGHTS

Only holders of record of the Company's voting securities at the close of business on March 27, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, the Company had 15,180,835 Common Shares outstanding. Each Common Share is entitled to one-tenth of a vote.

Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed by the Board of Directors to act as an election inspector for the Annual Meeting. Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote "for" or "against" any matter.

The inspector of election will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

In the election of directors, the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. No shareholder will be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than one-tenth of the number of Common Shares held of record by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to the number of votes equal to the number of directors authorized times the number of votes to which such share is otherwise entitled, which votes may be cast for a single candidate or may be distributed among two or more candidates in whatever proportion the shareholder may desire. The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally FOR each of the three candidates for the office of director; provided, however, that if sufficient numbers of the Company's shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, each Common Share will be entitled to one-tenth of one vote, and shareholders having a majority of the voting power exercised at the meeting will be able to elect all of the directors if they choose to do so. In that event, the other shareholders will be unable to elect any director or directors.

A majority of the Company's Common Shares present at the meeting in person or by proxy must vote in favor of the proposed amendments to the Company's 2000 Stock Incentive Plan in order for these amendments to become effective. A majority of the Company's outstanding Common Shares must vote in favor of an increase in the authorized amount of the Company's New Preferred Shares and the elimination of certain restrictions on the Company's Common Shares for the benefit of holders of the Company's Preferred Shares which have been redeemed, in order for each of these proposals to become effective.

Assuming the presence of a quorum, the shareholders present at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of shareholders holding sufficient voting power to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the voting power required to constitute a quorum by the requisite vote.

VOTING BY PROXY

Regardless of whether or not shareholders plan to attend the meeting in person, all shareholders of the Company are urged to use the enclosed proxy card to vote their shares. All proxies that are properly executed and returned, unless revoked, will be voted at the Annual Meeting in accordance with the instructions indicated thereon or, if no direction is indicated FOR the election of the Board's nominees as directors and FOR each of the proposals. The execution of a proxy will not affect the right to attend the Annual Meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing with the Company a written notice of revocation of a proxy bearing a later date or by attendance at the Annual Meeting and voting in person (or presenting at the meeting such written notice of the revocation of the proxy). Attendance at the Annual Meeting will not, by itself, revoke a proxy. The proxies may also be voted for a substitute nominee or nominees in the event any one or more of the director nominees named under "Item 1--Election of Directors" will be unable to serve for any reason or be withdrawn from nomination, a contingency not now anticipated. Shares for which duly executed proxies are received will be voted according to the Board's best judgment upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

VOTING BY MAIL

Shareholders may sign, date and return their proxy forms in the pre-addressed, postage-paid envelope provided.

VOTING BY TELEPHONE

You may vote by proxy using the toll-free telephone number listed on the proxy form.

The telephone voting procedures are designed to verify your vote using the Control Number that is provided on each proxy form. Please see your proxy form for specific instructions.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by telephone only if the holder of record (broker, bank or other holder of record) offers those options.

VOTING BY INTERNET

You may vote by proxy using the Internet. The Internet address is www.proxyvote.com and is also listed on the proxy form. The Internet voting procedures are designed to verify your vote using the Control Number that is provided on each proxy form. Please see your proxy form for specific instructions.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by Internet only if the holder of record (broker, bank or other holder of record) offers those options.

ADJOURNMENTS

The Annual Meeting may be adjourned, even if a quorum is not present, by a majority of the votes of shareholders represented at the Annual Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

Notice of the adjournment of a meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must also be given. Any business may be transacted at an adjourned meeting, which might have been transacted at the original meeting.

SOLICITATION OF PROXIES

The accompanying proxy relating to the meeting is being solicited by the Board of Directors of the Company for use at the Annual Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy statements, the proxies and any additional materials, which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and may also be made by telephone, or personally, by directors, officers and regular employees of the Company who will receive no extra compensation for such services.

In addition, the Company has retained Morrow & Co., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares held in the names of banks, brokers and other nominees, for a fee of $10,000 plus reimbursement of reasonable out-of-pocket expenses.

PROPOSAL ONE
ELECTION OF CLASS I DIRECTORS
--------------------------------------------------------------------------------

The Company's Articles of Incorporation provide that classification of the Board will apply to every election of directors for so long as at least six directors are authorized under the Company's Bylaws and the Company's Common Shares are listed on the New York Stock Exchange. The Company's Bylaws provide that the Board of Directors shall consist of not less than five and not more than nine directors, with the exact number of directors currently set at seven. So long as the Board continues to consist of at least six, but less than nine and the Company's Common Shares are listed on the New York Stock Exchange, directors will serve for a term of two years, and one-half of the directors (or as near to one-half as practicable) will be elected each year.

Under the Company's Bylaws, the Board of Directors could increase the authorized number of directors to up to nine without obtaining shareholder approval. In the event that the number of directors increases during any period that the Company's Common Shares are listed on the New York Stock Exchange, the increase will be apportioned by the Board between the classes of directors to make each class as nearly equal as possible. If the number of authorized directors is increased to at least nine during any period that the Company's Common Shares are listed on the New York Stock Exchange, the directors will be apportioned by the Board among three classes, each consisting of one-third of the directors or as close an approximation as possible, directors will serve for a term of three years, and one-third of the directors (or as near to one-third as practicable) will be elected each year. If the number of authorized directors is decreased to less than five, then the Board will cease to be classified, provided the decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies in the Board, except those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected will hold office until the next annual meeting and until such director's successor has been elected and qualified. The Company's shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. Generally, no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected (the "Relevant Number of Directors"). The Relevant Number of Directors, in the case of classified boards, is the greater of (i) the number of directors elected at the most recent annual meeting of shareholders and (ii) the number sought to be removed.

Three directors have been nominated for election as Class I directors for a two-year term expiring at the end of the Annual Meeting of Shareholders in 2005, or until their successors are elected and qualified. The terms of the remaining directors will continue as indicated below. The ages of the directors reported below are as of May 20, 2003.

NOMINEES FOR CLASS I DIRECTORS WITH TERMS EXPIRING IN 2005
--------------------------------------------------------------------------------

The Board of Directors recommends that Shareholders vote FOR each of the nominees for Class I directors listed below.

[PHOTO]

James L. Anderson, President, since November 2000, of Americo Financial Services, Inc., located in Austin, Texas and Senior Vice President of Americo Life Inc. since September 1996. Prior to its acquisition by Americo Life Inc., Mr. Anderson had served for ten years as President and Chief Executive Officer of Fremont Life Insurance Company. From 1975 to 1982, Mr. Anderson served as President and Chief Operating Officer of National American Insurance Company of California, a property and casualty company. Mr. Anderson, age 59, is a member of the Company's Nominating and Governance Committee and Chairperson of the Compensation Committee and has served as a director of the Company since 1997.

[PHOTO]

Anne M. Holloway, Having served as a Senior Consultant to Navigant Consulting, Inc., a provider of consulting services to Fortune 500 companies, governments, and governmental agencies from 1999 to 2000. Mrs. Holloway retired from 25 years of active service in the finance profession. Mrs. Holloway was employed by Peterson Worldwide, LLC from 1998 to 1999 and by the Resolution Group, a subsidiary of Xerox Financial Services, from 1992 to 1998 serving in various executive capacities. Prior to joining the Resolution Group, Mrs. Holloway was employed for nine years in various management positions with Shawmut National Corporation, a financial service company. Mrs. Holloway, age 51, is a member of the Company's Audit and Finance, Nominating and Governance and Compensation Committees and has served as a director of the Company since 1998.

[PHOTO]

Floyd E. Wicks, President and Chief Executive Officer of the Company since April 1992. Mr. Wicks served as President of the Company from April 1990 to March 1992, and as Vice President of Operations from January 1988 to March 1990. Mr. Wicks, age 59, is a member of the Company's Nominating and Governance Committee and has served as a director of the Company since 1990. Mr. Wicks has also served as President of each of the Company's subsidiaries during the past five years (or such lesser period of time as the subsidiaries have been owned by the Company).

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2004
--------------------------------------------------------------------------------

[PHOTO]

Jean E. Auer, Consultant to the San Francisco Estuary Project since 1990 and retired Mayor of the town of Hillsborough, California. Mrs. Auer has previously served as a member of the National Drinking Water Advisory Board to the United States Environmental Protection Agency, a member of the California State Water Resources Control Board and a member of both the Central Coast and the San Francisco Regional Water Quality Control Boards. Mrs. Auer is on the board of the Water Education Foundation. Mrs. Auer, age 66, is a member of the Company's Compensation Committee and Chairperson of the Nominating and Governance Committee and has served as a director of the Company since 1995.

[PHOTO]

N.P. Dodge, Jr., President of the N.P. Dodge Company, a full service real estate company in Omaha, Nebraska since September 1978. Mr. Dodge is a director of the Omaha Public Power District and is a director of Bridges Investment Fund. Mr. Dodge, age 66, is a member of the Company's Audit and Finance and Compensation committees and has served as a director of the Company since 1990.

[PHOTO]

Robert F. Kathol, Executive Vice President of Smith Hayes Financial Service Corp., an investment banking firm in Omaha, Nebraska since 1985. Mr. Kathol, age 62, is a member of the Company's Compensation Committee and is Chairperson of the Audit and Finance Committee and has served as a director of the Company since 1995.

[PHOTO]

Lloyd E. Ross, Retired Managing Partner of Invermex, L.P., a company developing hotels in the southwestern United States and Northern Mexico since 1997. For more than 35 years prior to his current position, Mr. Ross was associated with SMI Construction Co., a commercial and industrial general contracting firm in Irvine, California, having served as its President and Chief Executive Officer since 1976. Mr. Ross is also a director of PacifiCare Health Systems. Mr. Ross, age 62, has been Chairman of the Board of Directors of the Company since April 1999 and has served as a director of the Company since 1995.

The following table sets forth, as of March 27, 2003, the beneficial ownership of Common Shares of the Company by each of the Company's current directors.

             DIRECTORS' BENEFICIAL OWNERSHIP OF COMMON SHARES TABLE

--------------------------------------------------------------------------------
                              Amount and Nature of              Percent of Class
             Name             Beneficial Ownership             Beneficially Held
--------------------------------------------------------------------------------
James L. Anderson                     3,725                            *
--------------------------------------------------------------------------------
Jean E. Auer                          5,328                            *
--------------------------------------------------------------------------------
N.P. Dodge, Jr.                       6,000                            *
--------------------------------------------------------------------------------
Anne M. Holloway                      3,049                            *
--------------------------------------------------------------------------------
Robert F. Kathol                      3,450                            *
--------------------------------------------------------------------------------
Lloyd E. Ross                         2,651                            *
--------------------------------------------------------------------------------
Floyd E. Wicks                                                         *
--------------------------------------------------------------------------------
*Less than one percent

(1) Includes shares that maybe acquired upon exercise of options as of April 30, 2003
--------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

No director, nominee, executive officer or any member of their family, or any holder of more than five percent of the Company's voting securities had any indebtedness to the Company, any business relationship with the Company or any transaction with the Company in 2002.

BOARD COMMITTEES AND MEETINGS
--------------------------------------------------------------------------------

During 2002, directors met as a Board four times. No director attended less than 75% of the meetings of the Board. The Board of Directors has an Audit and Finance Committee, a Nominating and Governance Committee, and a Compensation Committee. Each Committee operates under a charter, which identifies the purpose of the Committee and its primary functions and responsibilities. The Board of Directors may establish, from time-to-time, other committees on an ad hoc basis to address strategic or business related opportunities. Members of such ad hoc committees are paid for their services in accordance with policies of the Board. The Chairman of the Board is an ex-officio member of all committees of the Board.

AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of the Company. The Committee reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of the Company and also monitors the work of the Company's internal auditors. The Committee also reviews the qualifications of, and recommends to the Board of Directors, a firm of independent auditors and reviews and approves fees charged by the independent auditors.

The Audit and Finance Committee conducts its responsibilities pursuant to its Charter, adopted by the Board of Directors on January 29, 2001, and amended and restated on October 28, 2002. A copy of the amended and restated charter is presented and included, as Attachment II. Members of the Audit and Finance Committee are "independent" as determined under the standards of the New York Stock Exchange.

During 2002, the Audit and Finance Committee, consisting of Robert F. Kathol - Chairperson, N.P. Dodge, Jr. and Anne M. Holloway, met six times to review and discuss with management, the internal auditor and the Company's independent auditors, the interim financial statements, annual audited financial statements and certain other matters. The

Committee has received disclosures from and discussed with the Company's independent auditors PricewaterhouseCoopers LLP, the auditors' independence as required by Independence Standards Board Standard No. 1. No director attended less than 75% of the meetings of the Audit and Finance Committee.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee assesses qualifications of and makes recommendations as to candidates to fill vacancies on the Board of Directors. The Nominating and Governance Committee will consider persons for election to the Board of Directors who are recommended by shareholders. In order to submit a recommendation to the Nominating and Governance Committee, such recommendation must be submitted in writing and addressed to the Office of the Secretary at the Company's corporate headquarters.

During 2002, the Nominating and Governance Committee, consisting of Jean E. Auer
- Chairperson, James L. Anderson and Anne M. Holloway, met four times. No director attended less than 75% of the meetings of the Nominating and Governance Committee.

COMPENSATION COMMITTEE

The Compensation Committee reviews and makes recommendations to the Board of Directors as to appropriate compensation for the President and other executive officers of the Company and determines the awards to be made under the Company's Annual Incentive Plan and the 2000 Stock Incentive Plan.

During 2002, the Compensation Committee, consisting of James L. Anderson - Chairperson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol met four times. Each of the Committee Members are independent as determined by standards of the New York Stock Exchange. No director attended less than 75% of the meetings of the Compensation Committee.

SPECIAL PROJECTS COMMITTEE

The Special Projects Committee reviews potential changes to the regulated and non-regulated operations of the Company including acquisitions, divestitures, joint ventures and partnerships and makes recommendations to the Board of Directors as to the financial and operational impact of such changes. During 2002, the Special Projects Committee consisting of N.P. Dodge, Jr. - Chairperson, James L. Anderson and Robert F. Kathol met one time. All Directors were present.

REMUNERATION FOR DIRECTORS

Outside directors (presently all directors except Mr. Wicks) are currently paid an annual retainer of $15,000, payable in equal monthly installments. In addition, each such director receives a $1,200 fee for each meeting attended, which is reduced to $600 for telephonic meetings attended. The regular and organizational meetings of the board are counted as one meeting for purposes of the per meeting fee. In addition, each outside director who is a member of the Compensation Committee, Nominating and Governance Committee, Special Projects Committee or the Audit and Finance Committee receives a $1,200 fee for each meeting attended, which is reduced to $600 for telephonic meetings attended.

The chairperson of the Compensation Committee, Nominating and Governance Committee, Special Projects Committee, if an outside director, receives a fee of $2,400 for each committee meeting attended, which is reduced to $1,200 for telephonic meetings attended. The chairperson of the Audit and Finance Committee receives a fee of $3,600, which is reduced to $1,800 for telephonic meetings attended. Each director is reimbursed for reasonable and necessary travel, lodging and other expenses incurred in the performance of their duties.

Chairman of the Board Ross earned $75,000 as chairperson for the year 2002. The present annual compensation for the position of Chairman of the Board of Directors is $75,000. Neither Mr. Ross nor Mr. Wicks received separate compensation as directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

The Company has adopted procedures to assist its directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, as amended, which includes assisting in the preparation of forms for filing.

For 2002, all but three of the reports were timely filed. The sale by Mrs. Conway, an executive officer of the Company, of 452 Common Shares on May 29, 2002, was inadvertently not reported timely. The sale was subsequently reported on Form 4.

The purchase by the spouse of Mr. Young, an executive officer of the Company until December 31, 2002, of 100 Common Shares on July 26, 2002, and the purchase of 15 shares by Mr. Young on April 17, 2002 were inadvertently not reported timely. Subsequently, the purchases were reported on Form 4.

EXECUTIVE OFFICERS
EXPERIENCE, SECURITY OWNERSHIP, COMPENSATION AND OPTIONS
--------------------------------------------------------------------------------

EXECUTIVE EXPERIENCE

The Company had eleven executive officers as of April 7, 2003. Information regarding their identities and business experience is shown in the following table and footnotes thereto:

                           EXECUTIVE EXPERIENCE TABLE

-------------------------------------------------------------------------------------------------------------------------
                               Principal Occupation and Experience During the Past Five                 Held Current
            Name                                         Years                               Age       Position Since
-------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks (1)             President and Chief Executive Officer.                        59          April 1992
-------------------------------------------------------------------------------------------------------------------------
McClellan Harris III (1)       Senior Vice President of Finance, Chief Financial             51         October 2002
                               Officer, Treasurer and Secretary. Chief Financial
                               Officer, Vice President Finance, Treasurer, Corporate
                               Secretary from April 1997. Vice President and Treasurer
                               from October 1996. Treasurer from April 1994.
-------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson (2)            Senior Vice President of Administration. Vice President       50         October 2002
                               Administration from April 2001. Vice President Business
                               Development from April 1997. Vice President Customer
                               Service of Region III from April 1994.
-------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris (3)         Senior Vice President of Operations. Vice President and       59         October 2002
                               Chief of Operations from October 2000. Vice President
                               Customer Service of Region I since 1994.
-------------------------------------------------------------------------------------------------------------------------
Denise L. Kruger (4)           Vice President of Customer Service Region I. Vice             39         October 2002
                               President of Customer Service Region II from October
                               2001. Vice President Water Quality from January 1998.
                               Manager Quality Assurance from January 1997. Water
                               Quality Manager from October 1992.
-------------------------------------------------------------------------------------------------------------------------
James B. Gallagher (4)         Vice President of Customer Service Region III. Chief          48          April 1997
                               Financial Officer, Vice President Finance and Secretary
                               from April 1994.
-------------------------------------------------------------------------------------------------------------------------
Susan L. Conway (5)            Vice President Utility Regulation. Manager of Regulatory      41         January 1998
                               Affairs from February 1990.
-------------------------------------------------------------------------------------------------------------------------
Eva G. Tang (6)                Vice President and Treasurer. Financial Planning              47        September 2002
                               Manager, Assistant Treasurer and Assistant Secretary
                               from October 1999.
-------------------------------------------------------------------------------------------------------------------------
James D. Carson (6)            Vice President of Water Quality. Northern District            42        September 2002
                               Manager from March 1999.
-------------------------------------------------------------------------------------------------------------------------
Patrick R. Scanlon (6)         Vice President of Customer Service Region II. Orange          45         October 2002
                               County District Manager from December 1994.
-------------------------------------------------------------------------------------------------------------------------
Roger F. Kropke (6)            Vice President of Bear Valley Electric. Manager of Bear       57         October 2002
                               Valley Electric from December 1994.
-------------------------------------------------------------------------------------------------------------------------

(1) Holds same titles in Southern California Water Company, American States Utility Services, Inc. and Chaparral City Water Company

(2) Holds same title in Chaparral City Water Company and Senior Vice President Customer and Operations Support in Southern California Water Company

(3) Holds same titles in Southern California Water Company and Chaparral City Water Company

(4)  Holds same title in Chaparral City Water Company

(5) Holds title of Vice President Regulatory Affairs in Southern California Water Company

(6)  Officer of Southern California Water Company only
--------------------------------------------------------------------------------

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Information regarding the number of Common Shares beneficially owned by the twelve executive officers is shown in the following table. The holdings include shares that the officers will have the right to acquire as of April 30, 2003 through the exercise of stock options under the Company's 2000 Stock Incentive Plan.

                       EXECUTIVE SECURITY OWNERSHIP TABLE

-------------------------------------------------------------------------------------------------------------------------
                                        Common Shares                                                         Percent of
              Name                       Owned(1)(2)             Option Shares(3)             Total             Class
-------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks                                       16,103                     27,345              43,448        *
-------------------------------------------------------------------------------------------------------------------------
McClellan Harris III                                  4,906                     13,945              18,851        *
-------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson                                      13,888                     13,945              27,833        *
-------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris                                   10,539                     13,945              24,484        *
-------------------------------------------------------------------------------------------------------------------------
Susan L. Conway                                       6,259                     13,945              20,204        *
-------------------------------------------------------------------------------------------------------------------------
James B. Gallagher                                    3,428                     12,955              16,383        *
-------------------------------------------------------------------------------------------------------------------------
Denise L. Kruger                                      6,282                     12,955              19,237        *
-------------------------------------------------------------------------------------------------------------------------
Eva G. Tang                                           1,593                      1,078               2,670        *
-------------------------------------------------------------------------------------------------------------------------
James D. Carson                                       1,836                      1,078               2,913        *
-------------------------------------------------------------------------------------------------------------------------
Patrick R. Scanlon                                    6,145                      1,078               7,223        *
-------------------------------------------------------------------------------------------------------------------------
Roger F. Kropke                                       5,015                      1,078               6,092        *
-------------------------------------------------------------------------------------------------------------------------

*    Less than one percent

(1) Inclusive of 1,050 restricted shares options awarded to Floyd E. Wicks subject to shareholder approval.

(2)  As of March 27, 2003.

(3) Includes all Option shares that may be acquired upon exercise of options under the Company's 2000 Stock Incentive Plan as of April 30, 2003.
--------------------------------------------------------------------------------

Directors and executive officers of the Company as a group beneficially owned XXX,XXX Common Shares of the Company, inclusive of Common Shares that may be acquired upon exercise of options awarded under the 2000 Stock Incentive Plan as of April 30, 2003. The combined total is less than one percent of the total Common Shares outstanding.

EXECUTIVE COMPENSATION

The following table sets forth information on compensation of the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company or Southern California Water Company for the three most recent calendar years:

                          EXECUTIVE COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                    Shares
                                        Annual      Long Term      Underlying     Short Term     Dividend
                                        Comp.       Comp. LTIP      Options       Comp. AIP     Equivalent     All Other
    Name and Principal                Salary (1)   Payouts (2)    Granted (3)    Payouts (4)      Rights       Comp. (5)
         Position            Year        ($)           ($)            (#)            ($)           (DER)          ($)
--------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks --            2002        $365,000             -          22,500      $113,179        $20,520       $6,687
   President and Chief       2001         376,566             -          12,000       162,288              -        6,610
   Executive Officer         2000         355,205      $135,943          12,000       158,949              -        9,513
--------------------------------------------------------------------------------------------------------------------------
McClellan Harris III --      2002         207,000             -          12,075        51,370         10,521        7,903
   Chief Financial           2001         205,122             -           6,000        67,738              -        7,926
   Officer and Senior        2000         200,125        51,461           6,000        64,929              -        8,190
   Vice President of
   Finance
--------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson --           2002         207,000             -          12,075        51,370         10,521        7,903
   Senior Vice President     2001         206,223             -           6,000        67,738              -        7,926
   of Administration         2000         199,918        65,734           6,000        67,103              -        8,190
--------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris --        2002         207,000             -          12,075        51,370         10,521        7,903
   Senior Vice President     2001         201,710             -           6,000        51,056              -        7,926
   of Operations             2000         182,285        57,777           6,000        39,716              -        8,203
--------------------------------------------------------------------------------------------------------------------------
James B. Gallagher --        2002         171,000             -           9,075        42,274          7,907          253
   Vice President of         2001         166,820             -           6,000        37,162              -        1,125
   Customer Service          2000         160,591        54,428           6,000        36,653              -        7,392
   Region III
--------------------------------------------------------------------------------------------------------------------------

(1) The executive officers of the Company receive certain perquisites, including the personal use of a Company-owned vehicle and personal computer. The aggregate amount of such perquisites received by each named officer, in the case of any such named officer, does not exceed 10% of the total annual salary of such officer.

(2) The Company had a Key Executive Long-Term Incentive Plan (LTIP), the provisions of which became effective January 1, 1995. Under the LTIP, benefits were paid in the year following the end of a three-year performance cycle. The LTIP was terminated in May 2000 with the approval of the 2000 Stock Incentive Plan. With termination of the LTIP, benefits accrued under the 1997-1999 performance cycle and benefits accrued under the partially completed 1998-2000 and 1999-2001 performance cycles then pending under the LTIP were paid out at that time. The accrued benefits paid under the one completed three-year performance cycle and the two partially completed performance cycles were paid in Common Shares of the Company. The shares vest equally over a three-year period. There will be no future payments made under the LTIP.

(3) The 2000 Stock Incentive Plan (the "2000 Plan") was approved at the 2000 Annual Meeting. The purpose of the 2000 Plan is to provide stock-based incentives as a means of promoting the success of the Company by attracting, retaining and aligning the interests of employees (including officers) with those of shareholders generally.

(4) The Company adopted an Annual Incentive Plan (AIP) for executive officers and managers in 2000. Payouts under the AIP, which are made in cash or restricted stock pursuant to the provisions of the AIP, are based on the prior year's operating results. All amounts paid in 2000, 2001, and 2002 were paid in cash. Restricted stock awards under the AIP will be granted under the 2000 Plan.

(5) Includes payment by the Company of the premium on business travel and accident policy of $99 per person per year for 2000, $86 for 2001, and $85 in 2002; payment by the Company of the premium for group life insurance of $168 per person for 2000, $190 for 2001 and $168 for 2002. The balance represents the Company's matching contribution to the 401(k) Plan for the benefit of each named officer. Excludes restricted stock award of 1,050 shares granted to Mr. Wicks in April 2002, subject to shareholder approval of the proposed amendments to the 2000 Plan, and payment under the dividend equivalent rights associated therewith.
--------------------------------------------------------------------------------

ANNUAL INCENTIVE PLAN

The Company has adopted an Annual Incentive Plan ("AIP") for executive officers and managers of the Company ("Eligible Participants"). The purpose of the AIP is to compensate Eligible Participants of the Company for increasing shareholder value and supporting future growth of the Company. Under the terms of the AIP, awards may be granted annually to an Eligible Participant in accordance with the terms of the AIP. If an award is granted to an Eligible Participant, a target award will be established for that Eligible Participant by the Compensation Committee based upon a percentage of that Eligible Participant's wages, exclusive of overtime and bonuses, for the preceding calendar year. The target award to be paid to that Eligible Participant may be adjusted by (i) a factor reflecting the Company's financial performance for the preceding calendar year and (ii) a factor reflecting certain strategic performance initiatives for the preceding calendar year, both of which would be multiplied times the target award for that Eligible Participant. The financial performance component is based on the Company's actual return on rate base as a percentage of authorized return on rate base, less a maintenance adjustment, if maintenance costs are significantly less than estimated for rate base purposes. The strategic adjustment factor is based upon achieving certain strategic goals established by the Compensation Committee.

The Compensation Committee established the financial performance component for the year 2002 based on a schedule ranging from a financial performance percentage of 125% if the actual return on rate base was more than 105% of authorized return on rate base to 0% if the actual return on rate base was less than 94%. The Compensation Committee established the strategic adjustment component for the year 2002 on the basis of a schedule ranging from 25% if there was an increase in Company operating revenues as a result of acquisitions of more than 33% to 0% if there was an increase in Company operating revenues as a result of acquisitions of less than 10%.

Under the terms of the AIP, the Company's external auditors for the year in which the awards were granted will pay awards after completion of a review of the award calculations. If the awards are less than 20% of the Eligible Participant's annual wages, the award will be paid in cash. If the awards are 20% or more of the Eligible Participant's annual wages, the awards may be paid in restricted stock pursuant to the terms of the 2000 Plan. The restrictions applicable to the restricted stock will lapse in a series of three successive annual installments commencing on the first anniversary date after the end of the plan year for which the award was granted unless the Compensation Committee provides otherwise. Payment of the award under the AIP will be accelerated upon a change in control of the Company, as defined in the 2000 Plan.

Based on the performance measurements in the AIP for the year ended December 31, 2002, the Compensation Committee did not approve any awards.

KEY EXECUTIVE LONG-TERM INCENTIVE PLAN

The Company implemented a Key Executive Long Term Incentive Plan effective as of January 1, 1995 (see footnote (2) to the Executive Compensation Table). With the approval of the 2000 Plan in March 2000, the LTIP was terminated. All accrued benefits for the completed 1997-1999 Performance Cycle and the partially completed 1998-2000 Performance Cycle and 1999-2001 Performance Cycle were paid out in 2000 in Common Shares of the Company, subject to vesting.

                      EQUITY COMPENSATION PLAN INFORMATION

------------------------------------------------------------------------------------------------------------------------
                             Number of Securities to        Weighted-Average         Number of Securities remaining
                             be issued upon Exercise       Exercise Price of       available for future issuance under
                             of Outstanding Options,      Outstanding Options,    Equity Compensation Plans (excluding
                               Warrants and Rights        Warrants and Rights           securities reflected in
                                                                                                column (a))
      Plan Category                    (a)                        (b)                              (c)
------------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans            252,914                     22.68                           122,080
approved by Security
Holders
------------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans              -0-                        -0-                              -0-
not approved by Security
Holders
------------------------------------------------------------------------------------------------------------------------
Total                                252,914                     22.68                           122,080
------------------------------------------------------------------------------------------------------------------------

2000 STOCK INCENTIVE PLAN

Shareholders at the 2000 Annual Meeting approved the 2000 Plan. For a description of the 2000 Plan, see "Proposal Two, Amendments to the 2000 Stock Incentive Plan-Summary Description of the 2000 Plan. Option Grants in Last Year The following table sets forth information with respect to all options granted to the named executive officers during 2002.

                        OPTION GRANTS IN LAST YEAR TABLE

------------------------------------------------------------------------------------------------------------------------
                          Number of
                           Shares
                         Underlying                                                                         Grant Date
                           Options                        Percentage of    Exercise                        Black-Scholes
                           Granted                        Total Options     Price                              Value
    Employee Name            (#)          Award Date        Granted         ($/Sh)      Expiration Date      (1)(2)(3)
------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks (4)         22,500      February 4, 2002       19.3%         $23.43     February 3, 2012       $86,088
------------------------------------------------------------------------------------------------------------------------
McClellan Harris III       12,075      February 4, 2002       10.3%         $23.43     February 3, 2012       $46,200
------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson            12,075      February 4, 2002       10.3%         $23.43     February 3, 2012       $46,200
------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris         12,075      February 4, 2002       10.3%         $23.43     February 3, 2012       $46,200
------------------------------------------------------------------------------------------------------------------------
James B. Gallagher          9,075      February 4, 2002        7.8%         $23.43     February 3, 2012       $34,722
------------------------------------------------------------------------------------------------------------------------

(1) The Black-Scholes option-pricing model was used to estimate the grant date present value of the options. Assumptions for options granted are as follows: 28.14% volatility; risk free rate of return of 4.30% based on ten-year U.S. Treasury securities; dividend yield 6.01% and an estimated period to exercise of 10 years.

(2) One-third of the stock options granted to the named executive become exercisable on each of the first three anniversaries of the grant date, but may be exercised earlier if there is a change in control of the Company as defined under "Employment Contracts, Termination and Change-In-Control Arrangements" below. The Company has not granted any stock appreciation rights or other types of awards in 2002. No options were exercised by an executive officer in 2002.

(3) These values are neither predictions nor indications of what the Company believes the market value of its Common Shares will be. The ultimate values of the options will depend on the future market prices of the Common Shares, which cannot be forecasted with reasonable accuracy. The actual value, if any that an optionee will recognize on exercise of an option will depend on the difference between the market value of the Common Shares on the date the option is exercised and the applicable exercise price.
--------------------------------------------------------------------------------

OPTION EXERCISES AND HOLDINGS

The following table sets forth information concerning the aggregate value of exercised and unexercised options held by the executive officers of the Company. Value at December 31, 2002 is measured as the difference between the exercise price and fair market value on December 31, 2002.

                 AGGREGATED OPTION EXERCISES AND HOLDINGS TABLE

-------------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities
                                                           Underlying Unexercised         Value of Unexercised In the
                                                              Options Held at                Money Options Held at
                              Shares                         December 31, 2002                 December 31, 2002
                           Acquired on      Value     -------------------------------------------------------------------
     Employee Name           Exercise      Realized    Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks                  -             -          11,880            61,270           18,374           9,466
-------------------------------------------------------------------------------------------------------------------------
McClellan Harris III            -             -           5,940            30,210            9,187           4,733
-------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson                 -             -           5,940            30,210            9,187           4,733
-------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris              -             -           5,940            30,210            9,187           4,733
-------------------------------------------------------------------------------------------------------------------------
James B. Gallagher              -             -           5,940            24,210            9,187           4,733
-------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company is an at-will employer and none of the executive officers has an employment contract with the Company. Each of the executive officers of the Company is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the Company if the executive officer's employment with the Company or Southern California Water Company is terminated other than for cause or disability or the executive terminates employment for good reason. A change in control under these agreements will generally include (i) an acquisition by certain persons of more than 50% of the voting securities of the Company or Southern California Water Company, (ii) certain changes in a majority of the Board of Directors of the Company or Southern California Water Company, (iii) certain dissolutions or liquidations of the Company or Southern California Water Company, or (iv) certain mergers or consolidations or sales of all or substantially all of the assets of the Company or Southern California Water Company, in any case involving more than a 50% change in ownership. An executive may terminate his or her employment for good reason if the executive is assigned duties inconsistent in any respect with the executive's position or the executive is not re-appointed to the same position following the change in control, the executive's salary or benefits are reduced or the executive is located at an office that increases the distance from the executive's home by more than 35 miles. The executive will be entitled to the following benefits: a cash payment equal to 2.99 times the executive's highest annual base salary during the preceding three years and an amount equal to the difference between the single sum actuarial equivalent of the executive's accrued benefits under the Company's Pension Plan and Pension Restoration Plan and the single sum actuarial equivalent of the executive's accrued benefits under such plans if the executive was credited with two additional years of service at the executive's highest annual rate of compensation during the past three years. Coverage under the Company's health and welfare benefit plans would also be extended to these individuals for a period of 24 months after termination under the circumstances previously described.

PENSION PLAN
--------------------------------------------------------------------------------

Southern California Water Company maintains a noncontributory, defined benefit pension plan. Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts depend on length of service at the average of the five highest consecutive years of compensation earned. For purposes of pension calculations, compensation includes salary and all other compensation but excludes the value of personal use of Company vehicles and other perquisites. An employee who terminates employment after having at least five years of service with the Company has a vested interest in the Plan. Annual benefits payable at retirement (at age 65 or beyond) are reduced by a percentage of primary social security benefits based upon years of credited service and are payable monthly. The following table illustrates the estimated annual benefits payable upon retirement for persons in the earnings classifications with years of service as shown, excluding Social Security deductions, for employees in the Southern California Water Company Pension Plan and the Southern California Water Company Pension Restoration Plan.

                               PENSION PLAN TABLE

------------------------------------------------------------------------------------------------------------------------
        Average Annual                                    Benefits Based on Length of Service
      Salary for Highest            ------------------------------------------------------------------------------------
    Consecutive Five Years           15 Years       20 Years       25 Years       30 Years      35 Years       40 Years
------------------------------------------------------------------------------------------------------------------------
          $125,000                    $37,500        $50,000        $62,500       $75,000        $87,500       $100,000
------------------------------------------------------------------------------------------------------------------------
           150,000                     45,000         60,000         75,000        90,000        105,000        120,000
------------------------------------------------------------------------------------------------------------------------
           175,000                     52,500         70,000         87,500       105,000        122,500        140,000
------------------------------------------------------------------------------------------------------------------------
           200,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           225,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           250,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           275,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           300,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           400,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           450,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           500,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------

The executive officers of the Company in 2002 have the following credited years of service under the pension plan:

---------------------------------------------------------
               Name                   Years of Service
---------------------------------------------------------
Floyd E. Wicks                               14
---------------------------------------------------------
McClellan Harris III                         12
---------------------------------------------------------
Joel A. Dickson                              12
---------------------------------------------------------
Donald K. Saddoris                           35
---------------------------------------------------------
James B. Gallagher                           15
---------------------------------------------------------

The Plan provides a special early retirement option for those employees the sum of whose age and number of years of service equals at least 90.

The Southern California Water Company Pension Restoration Plan supplements retirement benefits payable to certain participants in the Southern California Water Company Pension Plan by making up benefits, which are reduced by virtue of Sections (a)(17) of 415 of the Internal Revenue Code of 1986, as amended.

The Company has a Retirement Plan for Non-Employee Directors (the "Non-Employee

Directors Plan") of the Company. This Non-Employee Directors Plan provides annual benefits to an eligible director in an amount equal to the annual retainer in effect at the director's date of retirement. Benefits are payable in monthly installments for a period equal to the shortest of (a) the period he or she was a director or (b) 10 years. In the case of a director's death, benefits will continue to be received by that director's surviving spouse for the remaining period for which the director would have been entitled to receive benefits except for death. Benefits are payable to directors after the age of 62 and after retirement from the Board, except that a director who ceases to be a director before attaining age 62 because of ill health or death may receive benefits immediately after retirement from the Board, or at such later date as he or she may request. Directors who are "removed for cause" are not eligible for benefits under the Non-Employee Directors Plan. As a condition of participation in the Non-Employee Directors Plan, an eligible director must agree to retire from the Board at the annual shareholders' meeting occurring on or next following such director's 72nd birthday, and to accept nomination as a director if requested by the Board (and to serve if so nominated) for at least 10 years after his or her first election to the Board. The Non-Employee Directors Plan contains change-in-control provisions, which provide for payment of an amount equal to ten years of retainer discounted at 6%. A change in control under the Non-Employee Directors Plan will occur in the same circumstances in which a change in control will occur under the Company's change-in-control arrangements with its executive officers.

DEFERRED COMPENSATION PLAN FOR DIRECTORS
--------------------------------------------------------------------------------

Under the Company's Deferred Compensation Plan for Directors, directors are entitled to defer a portion of their compensation until specified times after the deferral. Interest accrues on amounts deferred under this plan. None of the directors or nominees has currently deferred any income under the Deferred Compensation Plan for Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

All of the Company's directors, except Mr. Wicks, are members of the Compensation Committee. Mr. Ross, as Chairman of the Board, serves as an ex-officio member of the Compensation Committee. The Compensation Committee recommends Mr. Ross' compensation as Chairman of the Board. The Board of Directors determines Mr. Ross' compensation. No other member of this Committee is a current or former officer or employee of the Company or any of its subsidiaries or affiliates. The Compensation Committee's report on executive compensation is set forth below under "Board Committee Reports-Report on Executive Compensation".

BOARD COMMITTEE REPORTS
REPORT OF THE AUDIT AND FINANCE COMMITTEE
--------------------------------------------------------------------------------

The Audit and Finance Committee operates under a written charter adopted by the Board of Directors and is composed of three directors - N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol. The members of the Committee have been determined to be independent and financially literate (as independence and financial literacy is defined by the New York Stock Exchange listing standards) by the Board of Directors. Lloyd E. Ross, Chairman of the Company's Board of Directors is an ex-officio member of the Committee.

GENERAL

The Committee reviews the overall scope and plans for the respective audits of the internal and independent auditors. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the internal controls and the overall quality of the Company's financial reporting. The Committee oversees the Company's financial reporting processes on behalf of the Board of Directors. Management has primary responsibility for the Company's financial statements, internal controls, disclosure controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes. The independent auditors report directly to the Committee and the Board of Directors.

COMMITTEE CHARTER

The Committee conducts its responsibilities pursuant to its charter, which was adopted by the Board of Directors on January 29, 2001 and amended and restated on October 28, 2002. A copy of the restated charter is presented and included as attachment II to this Proxy Statement.

COMMUNICATION WITH AUDIT COMMITTEE

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's internal controls have no material weakness and that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEE

The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, and the Committee discussed with the independent accountants that firm's independence.

RECOMMENDATION FOR INCLUSION IN FORM 10-K

Based upon the Committee's discussion with management, the independent accountants, and the Committee's review of the representations of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                 Audit Committee
                                 ---------------
                         Robert F. Kathol - Chairperson
                        N.P. Dodge, Jr. Anne M. Holloway

REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

The Compensation Committee operates under a written charter adopted by the Board of Directors and is composed of five independent directors - James L. Anderson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway, and Robert F. Kathol. Lloyd E. Ross, Chairman of the Corporation's Board of Directors, is an ex-officio member of the Committee.

The primary responsibility of the Compensation Committee is to review and make recommendations to the Board of Directors as to the appropriate level of compensation for the executive officers of the Company, including the Chief Executive Officer.

GENERAL PHILOSOPHY

In general, the executive compensation program is designed to reward, motivate and retain the skilled management necessary to achieve the Company's goals of increasing shareholder value and maintaining leadership position within the industry. The Committee has established as its objective the design and implementation of a compensation program for executives that will (i) provide fair, equitable and reasonable compensation, (ii) reward excellent team and individual job performance and abilities, and (iii) attract, retain and motivate talented and experienced executives. In making its recommendations to the Board, the Compensation Committee takes into account the fact that both the California Public Utilities Commission and the Arizona Corporation Commission review executive salaries of regulated public utilities for reasonableness. Moreover, the Committee recognizes that, as a holding company of regulated public utilities, financial performance of the Company is constrained by and dependent upon not only the regulatory process but also a number of other factors beyond the Company's immediate control, such as weather, water quality and water supply. As a result, executive compensation is based on a number of subjective and objective factors beyond the recent financial performance of the Company.

EXECUTIVE COMPENSATION PROGRAM

In determining individual compensation, the Committee considered the executive officer's duties, the quality of his or her performance of those duties, the importance of the position, the contribution that each individual has made to the Company's overall performance and its strategic positioning for the future. The Committee also considered whether an executive officer's duties have expanded or otherwise materially changed from the previous year, the officer's experience and value to the Company and the extent and frequency of prior adjustments to that officer's salary. The Committee retained outside consultants and executive compensation specialists in evaluating the current compensation program and in implementing any changes. For executives other than the Chief Executive Officer, the Committee also considered recommendations made by the Chief Executive Officer.

Total compensation consists of three components - base salary, short-term incentives in the form of cash bonuses and long-term incentives in the form of stock options. Adjustment to base salaries, after consideration of all relevant factors, allow for annual adjustments and avoid wide fluctuations in compensation from year to year. Salary ranges are set by periodic comparison to rates of pay for comparable positions within the utility industry and individual salaries are adjusted based on external salary levels, individual performance and changes in responsibilities.

The Committee determines executive compensation not only on base salary, but believes that executives should have the opportunity to earn a significant amount of variable pay based on the short and long-term performance of the Company. The Committee believes that stock-based incentives promote the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of executive officers with those of shareholders generally, Including all forms of compensation, an executive's total annual compensation opportunity is such that at maximum performance levels, base salary plus awards under the Company's existing Annual Incentive Plan (the "AIP") and the 2000 Stock Incentive Plan is intended to yield annual compensation between the 60th and 75th percentiles of compensation for comparable positions at certain identified companies within the utility industry (the "Competitive Target Level"). Long-term incentives are provided through stock-based awards.

During 2002, the AIP was amended to reduce the levels of cash award that could be earned under the provisions of the AIP. As amended, the AIP provides for increased amounts of stock-based awards that can be earned by an executive. All stock-based awards under the AIP will be issued pursuant to the 2000 Stock Incentive Plan. Based on the results reported for 2002, no executive, including Mr. Wicks, earned any awards under the terms of the AIP.

In 2002, the Company approved the issuance of dividend equivalent rights with respect to each stock option granted to an executive officer of the Company. Each holder of a dividend equivalent right is entitled to receive cash in an amount equal to the cash dividend of other cash distribution that would have been payable on the underlying Common Shares if the stock option granted to such holder in 2002 had been exercised. The dividend equivalent right applies to all unexercised stock options granted to such holder in 2002 for a period of three years.

CEO COMPENSATION

Floyd E. Wicks has been President and Chief Executive Officer of the Company since 1992. As with the compensation of the Company's other executive officers, the Committee has chosen not to adopt a direct formula approach to determining Mr. Wicks' base salary. Rather, the Committee reviewed a number of objective and subjective measures including the Competitive Target Level for Mr. Wicks' position, the performance of the Company as a whole, his effectiveness in addressing local, industry-wide issues and specific issues facing the Company, business development, the Company's immediate and long-term financial health and the performance of the Company's stock price. After the Committee's deliberations and review, the Committee recommended and the Board of Directors authorized that Mr. Wicks' base salary be established as $365,000. The Committee determined that, including base salary, maximum payouts under the Annual Incentive Plan and options granted under the Stock Incentive Plan would place Mr. Wicks' total compensation within the Competitive Target Level.

SECTION 162(m) LIMITATION

The Committee has reviewed the Company's compensation structure in light of
Section 162(m) of the Internal Revenue Code (the "Code") which limits, subject to limited exceptions, the amount of compensation that the Company may deduct from its taxable income for any year to $1,000,000 for any of its five most highly compensated executives. In 2002, no executive officer's compensation exceeded the limitation set by Section 162(m), and therefore such limitation is presently inapplicable to the Company. The Committee will address this limitation when and if it becomes meaningful.

                             Compensation Committee
                             ----------------------
                         James L. Anderson - Chairperson
                          Jean E. Auer N.P. Dodge, Jr.
                        Anne M. Holloway Robert F. Kathol

PROPOSAL TWO
AMENDMENTS TO THE 2000 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

The Board of Directors has amended the 2000 Stock Plan, subject to shareholder approval to:

o increase the maximum aggregate number of Common Shares that may be delivered pursuant to awards to be granted under the 2000 Plan from 375,000 to 750,000 Common Shares ; and

o increase the maximum number of Common Shares that may be delivered pursuant to awards granted under the 2000 Plan to any one individual in a calendar year from 22,500 to 50,000 Common Shares.

The Board has approved these amendments to the 2000 Plan (the "Amendments") and believes them to be in the best interest of the Company and its shareholders. Members of the Board who are also employees of the Company are eligible to receive Awards under the 2000 Plan and thus have a personal interest in its approval.

The Board of Directors Recommends Shareholders Vote FOR the Amendments to the 2000 Plan.

If the shareholders do not approve the Amendments, the Company will continue to make awards under the 2000 Plan as it was in effect prior to the Amendments, subject to the maximum limitations under the 2000 Plan. As of March 27, 2003, 500,000 Common Shares were available for delivery pursuant to awards to be granted under the 2000 Plan. In 2000, 2001 and 2002, awards for 68,985, 68,985 and 118,275 Common Shares were granted to officers and employees of the Company under the terms of the 2000 Plan. A restricted stock award within the new limits was granted to one senior executive officer, subject to shareholder approval of the Amendments. This grant is described in the "Specific Benefits" section below.

In addition to the Amendments, the Board has also amended the 2000 Plan to require that any amendment to an outstanding award (other than adjustments made in connection with the occurrence of certain corporate events) that results in the reduction of the exercise or purchase price below the exercise or purchase price of the original or prior award shall be subject to prior shareholder approval.

Summary Description of the 2000 Plan

The principal terms of the 2000 Plan, as modified by the Amendments and the repricing amendment, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2000 Plan, as proposed to be amended, which is attached as attachment I to this Proxy Statement. Capitalized terms used but not defined herein have the meanings assigned to them in the 2000 Plan.

Purpose. The purpose of the 2000 Plan is to provide stock-based incentives as a means of promoting the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of employees (including officers) with those of shareholders generally.

Eligible Employees. Eligible Employees under the 2000 Plan generally include the employees (including officers) of the Company and its subsidiaries. Awards also may be granted to persons becoming employees in connection with or to facilitate an acquisition by the Company of another entity on terms necessary to preserve the intrinsic value of prior outstanding awards issued by the other entity, or on other terms authorized by the 2000 Plan.

As of March 27, 2003, there were approximately 40 employees and officers of the Company, all of whom are Eligible Employees under the 2000 Plan. The Board retains the power to determine the particular eligible persons to whom Awards will be granted.

Administration. The 2000 Plan is administered by the Board of Directors or one or more committees appointed by the Board (the appropriate acting body is the "Committee"), currently the Compensation Committee. All Awards to Eligible Employees will be authorized by the Board or the Committee (See "Board Committees and Meetings" on page [__] of this Proxy Statement.) The Committee has broad authority under the 2000 Plan:

o    to select the Participants;

o to determine the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award and any vesting criteria;

o to permit the recipient of any Award to pay the exercise or purchase price of the Common Shares or Award in cash, by the delivery of previously owned shares of Common Shares, by notice and third party payment, or, if permitted by applicable law, by a promissory note meeting the requirements contained in the 2000 Plan;

o to reprice Options, subject to shareholder approval, and amend other option terms, to accelerate the receipt or vesting of benefits and to extend benefits under an Award;

o to make certain adjustments to an outstanding Award and authorize the conversion, succession or substitution of an Award in connection with certain reorganizations or Change in Control Events (as generally described below under Acceleration of Awards; Possible Early Termination of Awards);

o to cancel, modify or waive the Company's rights to, or modify, discontinue, suspend or terminate any or all outstanding Awards, subject to any required consents;

o to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum 10-year term;

o to approve the forms of Award Agreements and construe and interpret the 2000 Plan and make all other determinations necessary or advisable for the administration of the 2000 Plan; and

o to delegate ministerial, non-discretionary functions to individuals who are officers and employees of the Company.

Share Limits. Various share limits are imposed under the 2000 Plan. The maximum number of Common Shares that may be issued under the 2000 Plan may not exceed 750,000 shares of which no more than:

o    187,500 shares may be subject to Incentive Stock Options;

o 50,000 shares may be granted as Restricted Stock Awards if their vesting is based solely on the passage of time and/or continued service;

o 50,000 shares may be issued subject to Options and to all share-based Awards granted to an individual in any calendar year.

Each share limit and Award under the 2000 Plan is subject to adjustment for certain changes in the Company's capital structure, reorganizations and other extraordinary events. Shares subject to Awards that are not paid or exercised before they expire or are terminated are available for future grants under the 2000 Plan.

Securities Underlying Awards. The closing price of the Common Shares as of March 27, 2003 was $[_______] per share. The Company plans to register under the Securities Act of 1933, as amended, the additional shares available under the 2000 Plan, prior to the time that any shares are issued thereunder.

Types of Awards. The Plan authorizes the grant of Options and Restricted Stock, collectively "Awards." Generally speaking, an Option will expire, and any other Award will vest or be forfeited, not more than 10 years after the date of grant. The Committee determines the applicable vesting schedule for each Award. The Company may authorize settlement of Awards in cash or Common Shares or other Awards, subject to preexisting rights of Participants or commitments evidenced by an Award agreement.

Transfer Restrictions. Subject to customary exceptions, Awards under the 2000 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee, however, may permit certain transfers of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration).

Stock Options. An Option is the right to purchase Common Shares at a future date at a fixed or variable exercise price (the "Option Price") during a specified term not to exceed 10 years. The Committee must designate each Option granted as either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO").

The Option Price per share will be determined by the Committee at the time of grant, but will not be less than 100% of the fair market value of a Common Share on the date of grant (110% in the case of an ISO granted to a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company), except in the context of an acquisition of another entity, as referred to above. ISO tax consequences differ, and ISOs are subject to more restrictive terms by the Internal Revenue Code of 1986, as amended (the Code"), and the 2000 Plan. Full payment for shares purchased on the exercise of any Option and any related taxes must be made at the time of such exercise, in cash, shares already owned, or other lawful consideration, including payment through authorized third party payment procedures.

The Committee may grant one or more Options to any employee (including an officer or director) of the Company or any of its subsidiaries. If the optionee ceases to be employed by the Company, the Committee may determine the effect of a termination of service (including retirement) on the rights and benefits under the Options and in so doing may make distinctions based upon cause of termination.

Restricted Stock Award. A Restricted Stock Award is an award typically for a fixed number of Common Shares which are subject to restrictions ("Restricted Stock"). The Committee specifies the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. A Restricted Stock Award confers voting as well as any dividend rights prior to vesting.

Restricted Stock Awards granted under the AIP will be granted pursuant to the terms of the 2000 Plan and the terms of the Restricted Stock established by the Committee. (See "Executive Officers, Experience, Security Ownership and Compensation-Annual Incentive Plan" on page [__] of this Proxy Statement.)

Promissory Notes to Purchase Shares. The 2000 Plan allows the Committee, subject to compliance with applicable law (including, but not limited to, the Sarbanes-Oxley Act of 2002), to authorize acceptance of one or more promissory notes from certain Eligible Employees to finance or facilitate the exercise or receipt of Awards. The principal of the note must not exceed the exercise or purchase price and applicable withholding taxes. The note must be full recourse and secured by the stock purchased, if required by the Committee or by applicable law, but may include favorable (below market) terms as to interest rates or other provisions; however the interest rate cannot be less than the interest rate necessary to avoid the imputation of interest under the Code. The term of any note under the 2000 Plan may not exceed 5 years. The unpaid principal balance of the note will become due and payable no later than the 10th business day after termination of service (including retirement), unless the Committee otherwise provides.

Adjustments. As is customary in incentive plans of this nature, the number and kind of shares available under the 2000 Plan and the outstanding Awards, as well as exercise or purchase prices and other share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's shareholders.

The 2000 Plan does not limit the authority of the Board or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

Change in Control; Acceleration of Awards; Possible Early Termination of Awards. Upon the occurrence of a Change in Control Event, each Option will become immediately exercisable and Restricted Stock may immediately vest free of restrictions, unless the Committee otherwise provides. Under the 2000 Plan, a Change in Control Event generally includes (subject to certain exceptions):

o an acquisition by certain persons of more than 50% of the voting securities of the Company;

o    certain changes in a majority of the Board;

o    certain dissolutions or liquidations of the Company; or

o certain mergers or consolidations or sales of all or substantially all of the Company's assets, in any case involving more than a 50% change in ownership.

In certain circumstances Awards which are fully accelerated and which are not exercised or settled at or prior to a Change in Control Event may be terminated, subject to any provisions for assumption, substitution or settlement. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

Termination of or Changes to the 2000 Plan and Awards. The Board may amend or terminate the 2000 Plan at any time and in any manner, including a manner that increases, within 2000 Plan aggregate limits, Awards to officers and directors. Unless required by applicable law or the terms of the 2000 Plan, shareholder approval of amendments will not be required. No new Awards may be granted under the 2000 Plan after January 31, 2010, although the applicable plan provisions and authority of the Committee will continue as to any then outstanding Awards. (This authority includes authority to amend outstanding Options or other Awards.) Outstanding Options and other Awards generally may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the 2000 Plan

The federal income tax consequences of the 2000 Plan under current federal law are summarized in the following discussion of general tax principles applicable to the 2000 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise of a Non-Qualified Stock Option. With respect to Incentive Stock Options, the Company is generally not entitled to a deduction nor does the optionee recognize income, either at the time of grant or exercise or (provided the optionee holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the optionee receives capital gains treatment on the difference between his basis and the ultimate sales price.

Restricted Stock is taxed at the time of vesting, (although employees may elect earlier taxation and convert future gains to capital gains). The Company will generally have a corresponding deduction at the time the optionee recognizes income.

If an Award is accelerated under the 2000 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payment") in excess of average annual base salary if the parachute payments exceed certain threshold limits under the Code; certain related excise taxes also may be triggered. Furthermore, if compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent it exceeds $1,000,000 in any tax year.

Specific Benefits

On April 29, 2002, the Committee granted a Restricted Stock Award to Floyd E. Wicks, the President and Chief Executive Officer of the Company, subject to shareholder approval of the Amendments. The Restricted Stock Award covered 1,050 (after split) Common Shares, in consideration for services rendered and to be rendered. The Restricted Stock Award will vest in three annual installments on each first, second and third anniversaries of the award date. Additionally, on January 1, 2003, Floyd E. Wicks was granted 4,150 additional share options subject to shareholder approval.

The grant of other Awards under the 2000 Plan in the future and the nature of any such Awards are subject to the Compensation Committee's discretion. Accordingly, the number, amount and type of Awards to be received by or allocated to Eligible Employees under the 2000 Plan in the future cannot be determined as of this time.

PROPOSAL THREE
INCREASE IN AUTHORIZED NEW PREFERRED SHARES
--------------------------------------------------------------------------------

The Company is authorized to issue two classes of stock, New Preferred Shares and Common Shares. The number of New Preferred Shares, which the Company is authorized to issue, is 150,000 New Preferred Shares, of which ____ New Preferred Shares were reserved for issuance as Junior Participating Preferred Stock pursuant to the Company's shareholder rights plan at ____, 2003. The Company has no outstanding New Preferred Shares. Under the Company's Amended and Restated Articles of Incorporation (the "Articles"), the Board of Directors has the power to determine the rights, preferences and privileges of any class or series of New Preferred Shares.

The Board of Directors has voted to increase the authorized amount of New Preferred Shares from 150,000 shares to 450,000 shares, subject to approval of a majority of the outstanding Common Shares, in order to enable the Company to issue New Preferred Shares as a means of meeting the Company's capital needs. Preferred stock is a common part of the capital structure of public utilities and public utility holding companies. The amount of the authorized New Preferred Shares is, however, insufficient to enable the Company to issue New Preferred Shares in response to market conditions. The financial terms of preferred stock, such as dividend rate, redemption price, conversion rate, if any, and similar terms are typically determined in negotiations with underwriters the day prior to an offering. It is therefore not practicable to notice a special shareholders' meeting in order to obtain shareholder approval of a particular offering.

Although the Company does not have any current plans to issue New Preferred Shares, the Company believes that it is in the Company's best interests for the Board of Directors to authorize the issuance of New Preferred Shares upon terms and conditions approved by the Board if the Board determines that it is advantageous for the Company to do so. The Board of Directors therefore recommends that the first paragraph of Article IV of the Articles be amended in its entirety in order to increase the number of authorized New Preferred Shares as follows:

This Corporation is authorized to issue two classes of stock to be designated, respectively, "New Preferred Shares" and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,450,000; 450,000 shares are to be New Preferred Shares with no par value with a stated value of $100 per share and an aggregate stated value of $45,000,000, and 30,000,000 shares are to be Common Shares with no par value with a stated value of $2.50 per share and an aggregate stated value of $75,000,000.

The Company's Board of Directors has [unanimously] approved the increase in the authorized number of New Preferred Shares.

The Company's Board of Directors recommends that the Common Shares Vote FOR an increase in the authorized number of New Preferred Shares.

If a majority of the Company's outstanding Common Shares also approves elimination of the concept of stated value, all references to stated value will be eliminated from Article IV of the Articles as described below. For information on the proposal to eliminate the concept of stated value, see Proposals Four, Five and Six, Elimination of Certain Restrictions on Common Shares, Proposal and Elimination of All References to Stated Value.
In certain circumstances, the authorization of classes of preferred stock with unspecified voting rights may be used to create voting impediments or to otherwise frustrate persons seeking to effect a merger or otherwise gain control of an issuer. The Company has no intention of using the New Preferred Shares for this purpose. There are also restrictions imposed on the Company by California law and the rules of the New York Stock Exchange (the "NYSE") that would impede the Company's ability to issue New Preferred Shares for this purpose.

Under California law, the Company is prohibited from issuing New Preferred Shares with terms that would require the approval of more than a majority of the New Preferred Shares, voting as a class, without obtaining approval of a majority of the Company's outstanding Common Shares. The NYSE, as a matter of policy, may refuse to list additional Common Shares of the Company if the Company approves unusual voting provisions created to nullify or restrict the voting of a class of stock or the right to veto the action of another class is created. The NYSE is also concerned about the issuance of preferred stock which, by its terms, would vote separately as a class from the common stock on the approval of mergers and acquisitions, unless required by federal or state statute. Neither California law nor the Articles require a class vote for holders of the New Preferred Shares.

Certain provisions of the Company's Articles and Bylaws may delay or make more difficult acquisitions or changes in control of the Company or changes in the management of the Company. For instance, the Articles provide for the classification of the Company's Board of Directors into one, two or three classes (depending upon the number of directors), each consisting of a number of directors as nearly equal as practicable. The Company's Board of Directors currently has two classes. So long as the Board remains classified into two classes, a minimum of two annual meetings of shareholders would generally be required to replace the entire Board, absent intervening vacancies.

The Articles also provide that certain business combinations and sales of substantially all of the Company's assets must be approved either by the affirmative vote of a majority of its continuing directors or by the affirmative vote of at least two-thirds of the combined voting power of the Company's outstanding shares, voting together as a single class, in addition to any other approvals required by applicable law. In addition, any amendments to the Company's Bylaws relating to the calling of shareholders' meetings, the bringing of business at shareholders' meetings or amending the provisions of the Articles described in this paragraph and the preceding paragraph must be approved by at least two-thirds of the combined voting power of the Company's outstanding shares, voting together as a single class.

Certain provisions of state and federal law may also delay or make more difficult acquisitions or changes in control of the Company. Certain of these provisions are summarized below.

Under California law, if a tender offer or a written proposal for approval of a reorganization of a corporation or a sale of substantially all of its assets is made by an "interested party", the person making the offer must deliver an affirmative opinion to each shareholder in writing as to the fairness of the consideration to be received by the shareholders. The term "interested party" means a person who is a party to the transaction and who:

o directly or indirectly controls the corporation that is the subject of the tender offer or proposal, or

o is directly or indirectly controlled by, an officer or director of the corporation, or

o Is an entity in which any director or executive officer holds a material financial interest.

In addition, no person may acquire or control, either directly or indirectly, any public utility in Arizona or California without prior approval of either the Arizona Corporation Commission ("ACC") or the California Public Utilities Commission ("CPUC"), as applicable. A business combination involving the Company would result in the acquisition of control of both Southern California Water Company, a public utility regulated by the CPUC ("SCWC"), and Chaparral City Water Company, a public utility regulated by the ACC.

No person may acquire, either directly or indirectly, 5% or more of the voting stock of an electric utility (other than by merger), without approval of the Securities and Exchange Commission ("SEC"), if such person owns 5% or more of the stock of another public utility or public utility holding company. A registered public utility holding company may not acquire any security of another electric utility without SEC approval, unless an exemption is available under the Public Utility Holding Company Act of 1935, as amended (the "PUHCA"), or the regulations promulgated thereunder. The SEC may not approve the acquisition of securities of an electric utility or holding company unless it determines that the acquisition would tend toward the economical and efficient development of an integrated public utility system and would not be detrimental to investor interests. The SEC may also condition its approval of the acquisition of the securities of an electric utility upon a fair offer being made for the other securities of the utility. SCW is an electric utility under PUHCA. The company is a holding company under PUHCA.

A person becomes a holding company required to be registered under PUHCA upon acquisition of 10% or more of the voting stock of a holding company or an electric utility, unless the SEC determines that the person does not control the electric utility or an exemption is available. The SEC may condition any such determination upon the applicant refraining from exercising voting rights, controlling proxies or designating officers or directors.

The Company is exempt from registration as a holding company under PUHCA. The acquisition of the Company by a third party could, however, affect the availability of this exemption. Registered holding companies are subject to extensive regulation by the SEC and limitations on certain of their activities. These limitations may make it impracticable to acquire the Company, unless an exemption is available. The Company also has a shareholder rights plan. If an entity acquires more than 15% of the Company's outstanding voting stock, or in the event of a squeeze-out merger, holders of the rights would be entitled to purchase either the Company`s Common Shares or stock in the merged entity at half of market value. The Company is entitled to redeem the rights for a nominal amount at any time until the tenth day following public announcement that a 15% position has been acquired in the Company.

PROPOSALS FOUR, FIVE AND SIX
ELIMINATION OF CERTAIN RESTRICTIONS ON COMMON SHARES
--------------------------------------------------------------------------------

The Company redeemed all of its outstanding Preferred Shares on April 19, 2002. The Company thereafter amended its Articles to eliminate all rights, preferences and privileges of the Preferred Shares, except for certain restrictions on the Company's Common Shares which may only be eliminated if approved by a majority of the Company's outstanding Common Shares and the Company's Board of Directors. The Company's Board of Directors has [unanimously] voted in favor of elimination of these restrictions.

The Company's Board of Directors recommends that the Common Shares Vote FOR elimination of these restrictions.

There are three restrictions on the Company's Common Shares that were imposed for the benefit of the holders of the Preferred Shares, each of which is described below. A separate vote is required in order to eliminate each of these restrictions.

PROPOSAL FOUR
INCREASE IN VOTING RIGHTS OF COMMON SHARES

The Company's Common Shares currently have one-tenth of a vote per share. The Company's Preferred Shares, prior to their redemption, had one vote per share. With the redemption of the Preferred Shares, there is no longer any reason for the Company's Common Shares to have only one-tenth of a vote per share.

The Company's Board of Directors therefore recommends that subparagraph (1) of the second paragraph of Article IV of the Articles be amended in its entirety to change the voting rights of the Common Shares to one vote per share from one-tenth of one vote per share as follows:

(1) Subject to the provisions of this Article IV, New Preferred Shares of any particular series shall be entitled to such voting rights, if any, as may be specified for shares of such series in the certificate of determination of preferences of such series filed as provided below. All Common Shares shall be entitled to voting rights on the basis of one vote per share.

PROPOSAL FIVE
ELIMINATION OF CERTAIN RESTRICTIONS ON PAYMENT OF DIVIDENDS

The Articles currently restrict the Company's ability to declare and pay dividends on its Common Shares, if, after giving effect to the dividend, the Company's Common Equity as of the end of the calendar month preceding the date of the dividend would be less than 25% of the Company's Total Capitalization on that date, with certain limited exceptions described below. The term "Common Equity", as defined in the Articles, is the sum of the stated value of the Company's Common Shares, capital surplus, earned surplus or paid-in surplus on the Company's Common Shares and the premium, if any on the Company's Common Shares. The term "Total Capitalization", as defined in the Articles, means the sum of the Company's Common Equity, the premium on and the stated value of all outstanding shares of the Company having preferences over the Common Shares as to dividends or assets and the principal amount of all outstanding debt maturing more than 12 months after the date of the declaration or payment of the dividend, less all organizational expenses.

These restrictions do not apply to dividends payable in shares of the Company or to any reclassification, subdivision, split-up or combination of Common Shares, including any transfer between the Company's capital and surplus accounts in connection with any such reclassification, subdivision, split-up or combination. In addition, notwithstanding the restrictions described above, the Articles permit the Company to declare dividends on its Common Shares in either of the following two circumstances:

(1) the Company's Common Equity is not less than 20% of Total Capitalization and the amount of the dividends payable on the Company's Common Shares, including the dividend to be declared, does not exceed 75% of the Company's Net Income applicable to Common Shares for the preceding 12 month period, or

(2) the amount of the dividends payable on the Company's Common Shares, including the dividend to be declared, does not exceed 50% of the Company's Net Income applicable to its Common Shares for the preceding 12 month period.

The term "Net Income", as defined in the Articles, means net income determined in accordance with accepted accounting practice after deduction of all dividends payable for the period on all classes of securities having a preference over the Common Shares as to dividends or assets, less all provisions for taxes based upon or measured by net income, annual interest charges, adjusted by provision for amortization of bond discount and expense or premium on indebtedness, and depreciation for the 12 month period as reported in accounts of the Company filed with the CPUC or other public authority having jurisdiction to establish or approve accounts of the Company.

These restrictions were imposed for the benefit of the holders of the Preferred Shares, not the holders of the Company's Common Shares and are more restrictive than restrictions imposed under California law on the declaration and payment of dividends. Under California law, a corporation may pay a dividend unless, as a result, it would likely be unable to meet its liabilities as they mature. In addition, one of two separate tests, either the retained earnings test or the assets/liabilities test, must be satisfied.

Under the retained earnings test, a corporation may pay a dividend if the corporation's retained earnings, determined in accordance with generally accepted accounting principles, equals or exceeds the amount of the proposed dividend. Under the assets/liabilities test, a corporation may pay a dividend if the following two tests are both satisfied:

(1) the sum of the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other credits), and

(2) current assets of the corporation would be at least equal to one times current liabilities, unless the corporation's average earnings before interest expense for the preceding two years was less than the average of the corporation's interest expense for such year, in which event the corporation's current assets to current liabilities must be equal to at least 1 1/4 times.

In addition to being more restrictive than the dividend tests required by California law, the definitions of "Common Equity", "Total Capitalization" and "Net Income" use antiquated terminology, such as capital and surplus, concepts that were deleted from California law in 1977. The definition of "Total Capitalization" excludes a number of types of hybrid securities, such as trust preferred securities and income preferred securities, from the definition of "Total Capitalization", even though these types of securities are commonly found in the capital structure of public utilities and public utility holding companies. The definition of "Net Income" also includes references to reports of the Company's accounts to the CPUC. The Preferred Shares were issued by SCWC and became part of the Company's capital structure upon formation of the Company as a holding company. Unlike SCWC, the Company does not file reports of its accounts with the CPUC. As a result, the references to the CPUC are outdated.

The Company's Board of Directors does not believe that there is any benefit to holders of its Common Shares in retaining restrictions on payment of dividends intended to protect holders of Preferred Shares which have been redeemed that:

o    Are more restrictive than required by California law, and

o Do not reflect current California law, accounting concepts and the Company's status as a holding company not directly regulated by the CPUC.

The Company therefore recommends that subparagraph (3) of the second paragraph of Article IV of the Articles be amended in its entirety in order to delete certain restrictions on the ability of the Company to pay dividends on the Common Shares as follows:

(3) Subject to the dividend preferences provided for all shares of each other class at the time outstanding and to the restrictions set forth in this Paragraph (3), the Common Shares shall be entitled to receive dividends when and as declared by the Board of Directors out of any funds of this Corporation legally available therefore. After payment of the full preferential amounts hereinabove provided for all shares of each other class outstanding at the time of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, all then remaining assets of this Corporation available for distribution to its shareholders shall be distributed ratably upon the Common Shares.

The Company's Common Equity is ___% of Total Capitalization on a consolidated basis at December 31, 2002. As a result, the restrictions on the payment of dividends contained in the Articles do not currently impose any impediments to the Company's ability to declare dividends on the Common Shares, but could do so in the future.

PROPOSAL SIX
ELIMINATION OF ALL REFERENCES TO STATED VALUE

Each of the Company's Common Shares has a stated value of $2.50 and its Common Shares have an aggregate stated value of $75,000,000. Each of the Company's New Preferred Shares has a stated value of $100 per share and an aggregate stated value of $15,000,000. All other references to stated value were eliminated from the Articles at the time the Articles were amended to eliminate the rights, preferences and privileges of the Preferred Shares, with the exception of references to stated value in restrictions on the Company's ability to pay dividends on Common Shares described above. The concept of stated value, along with the related concepts of par value and no par value, were also eliminated from California law in 1977. As a result, the remaining references to stated value will no longer serve any function if the restrictions on the Company's ability to pay dividends on Common Shares are eliminated.

The Board of Directors therefore recommends that the first paragraph of Article IV of the Articles be amended in its entirety in order to delete all references to stated value as follows, unless a majority of the outstanding Common Shares does not approve the elimination of certain restrictions on the Company's ability to pay dividends on Common Shares described above:

This Corporation is authorized to issue two classes of stock to be designated, respectively, "New Preferred Shares" and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,150,000; 150,000 shares are to be New Preferred Shares with no par value, and 30,000,000 shares are to be Common Shares with no par value.

If a majority of the outstanding Common Shares does not approve the elimination of the restrictions on the payment of dividends, then the Board of Directors recommends that the first paragraph of Article IV of the Articles be amended in its entirety to delete all references to stated value of the New Preferred Shares as follows:

This Corporation is authorized to issue two classes of stock to be designated, respectively, "New Preferred Shares" and "Common Shares". The total number of shares which this Corporation is authorized to issue is 30,150,000; 150,000 shares are to be New Preferred Shares with no par value, and 30,000,000 shares are to be Common Shares with no par value with a stated value of $2.50 per share and an aggregate stated value of $75,000,000

If a majority of the Company's outstanding Common Shares also approve an increase in the authorized amount of the Company's New Preferred Shares, the total number of shares which this Corporation will be authorized to issue will be 30,450,000, instead of 30,150,000, and the total number of New Preferred Shares which this Corporation will be authorized to issue will be 450,000, instead of 150,000.

PROPOSAL SEVEN
RATIFY THE APPOINTMENT OF PRICEWATERHOUSE COOPERS, LLP AS THE INDEPENDENT
AUDITORS
--------------------------------------------------------------------------------

The Board of Directors has appointed PricewaterhouseCoopers, LLP as the Company's independent public accountants for the year ended December 31, 2002, subject to ratification by the Company's shareholders. Representatives of PricewaterhouseCoopers are expected to be in attendance at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following graph compares the Company's cumulative total shareholder return on its Common Shares with the cumulative total return of (i) the Standard & Poor's 500 Stock Index, and (ii) the Dow Jones Water Utility Index.

The cumulative total shareholder return computations set forth in the Stock Performance Graph assume an initial investment of $100 made on December 31, 1997 in each of the Company's Common Shares, the Standard & Poor's 500 Stock Index and the Dow Jones Water Utility Index. The computations also assume reinvestment of all dividends. As with any investment, the historical performance reflected in the Stock Performance Graph is not necessarily indicative of future performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
         AMONG AMERICAN STATES WATER COMPANY, THE STANDARD & POOR's 500
               STOCK INDEX AND THE DOW JONES WATER UTILITIES INDEX

                                  [LINE GRAPH]

                                       ---------------------------------------------------------------------------------
                                                                   Cumulative Total Return
                                       ---------------------------------------------------------------------------------
                                             12/97         12/98         12/99         12/00        12/01         12/02
------------------------------------------------------------------------------------------------------------------------
American States Water Company               100.00        114.14        157.22        168.14       165.66        170.31
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                               100.00        128.58        155.64        141.46       124.65         97.10
------------------------------------------------------------------------------------------------------------------------
Dow Jones Water Utilities Index             100.00        127.99        120.87        140.63       198.31        210.05
------------------------------------------------------------------------------------------------------------------------

*$100 Invested on 12/31/97 in stock or index -- including reinvestment of dividends. Fiscal year-ending December 31.

------------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

The following table sets forth information with respect to the beneficial owners of more than five percent of any class of the Company's voting securities on March 26, 2003 based upon public information known to and believed to be correct by the Company.

------------------------------------------------------------------------------------------------------------------------
    Name and Address of Beneficial Owners                                  Amount and Nature of
                                                    Title of Class         Beneficial Ownership      Percent of Class
------------------------------------------------------------------------------------------------------------------------
                                                    Common Shares
------------------------------------------------------------------------------------------------------------------------

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

The Audit and Finance Committee of the Board of Directors considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Company's Audit and Finance Committee, effective as of May 13, 2002, the Company's Board of Directors dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants and engaged PricewaterhouseCoopers LLP (PwC) to serve as the Company's independent public accountants for 2002.

Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the Form 8-K, dated May 13, 2002 there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing and by letter dated May 13, 2002, Andersen stated its agreement with such statements. The Company also gave Andersen an opportunity to comment on the information in this Section, but received no comments from Andersen.

During the Company's two most recent fiscal years and through the date of this Proxy Statement, the Company did not consult PricewaterhouseCoopers LLP with respect to the application or accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT FEES

Fees for the fiscal year 2002 audit and quarterly reviews are $XXXX, of which an aggregate amount of $250,932 has been billed through December 31, 2002, of which $170,732 was paid to PwC.

FINANCIAL INFORMATION SYSTEMS AND IMPLEMENTATION FEES

PricewaterhouseCoopers, LLP rendered no such services to the Company during fiscal year 2002.

ALL OTHER FEES

Aggregate fees billed for all other services for fiscal year 2002 were $118,949 all of which were audit related fees. Audit-related fees include statutory audits of subsidiaries; benefit plan audits, accounting consultation, attest services under professional standards, assistance with registration statements, comfort letters and consents. Non-audit fees include billings for tax-related services.

OTHER MATTERS
--------------------------------------------------------------------------------

Management of the Company knows of no business, other than that mentioned above, to be transacted at the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment, and discretionary authority to do so is included in the proxy. Whether or not you intend to be present at the meeting, you are urged to complete, sign and return your proxy promptly.

PROPOSALS FOR NEXT ANNUAL MEETING
--------------------------------------------------------------------------------

REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING

For shareholder proposals to be considered before an annual meeting by a shareholder, the shareholder must have given timely notice in writing to the Secretary of the Company. To be timely for the 2004 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not less than 75 days nor more than 90 days prior to the first anniversary of the 2003 Annual Meeting; provided however that in the event that the annual meeting date is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the matter to be brought before the annual meeting and the reasons for conducting such matter at the annual meeting, (ii) the name and record address of the shareholder proposing such business (and the name and address of the beneficial owner, if any), (iii) the class and number of shares of the Company which are owned by the shareholder, and (iv) any material interest of the shareholder in such matter.

REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended and intended to be presented at the Company's 2004 Annual Meeting of Shareholders must be received by the Company not later than December 20, 2003 in order to be considered for inclusion in the Company's proxy materials for that meeting and must satisfy the requirement for such proposals set forth in the Rule.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Company undertakes, on written request, to provide, without charge, to each person from whom the accompanying proxy is solicited, with a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests should be addressed to American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, Attention:
Office of the Secretary.

                                  ATTACHMENT I

                          AMERICAN STATES WATER COMPANY
                            2000 STOCK INCENTIVE PLAN
                           (As Proposed to be Amended)

1.   THE PLAN

     1.1  Purpose

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. "Corporation" means American States Water Company and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 5.

     1.2  Administration and Authorization; Power and Procedure.

          (a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

               (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive an Award;

               (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

               (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 4.6;

               (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c) Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting there from to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

          (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3  Participation

          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

     1.4  Shares Available for Awards; Share Limits.

          (a) Shares Available. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

          (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 750,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 187,500 shares. The maximum number of shares subject to those options that are granted during any calendar year to any individual shall be limited to 50,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan shall be 50,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

          (c) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an

Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

     1.5  Grant of Awards.

          Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

     1.6  Award Period.

          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

     1.7  Limitations on Exercise and Vesting of Awards.

          (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

          (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2.

          (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8  Acceptance of Notes to Finance Exercise.

          The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9  No Transferability; Limited Exception to Transfer Restrictions.

          (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          (b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). Notwithstanding the foregoing or anything to contrary in Section 1.9(c), ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

          (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

               (i)   transfers to the Corporation,

               (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

               (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

               (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

               (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.   OPTIONS.

     2.1  Grants.

          One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to
Section 2.3, or a Non-Qualified Stock Option.

     2.2  Option Price.

          (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an ISO granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

          (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     2.3  Limitations on Grant and Terms of Incentive Stock Options.

          (a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

          (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  Limits on 10% Holders.

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5  Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

          Subject to Section 1.4 and Section 4.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period; provided, however, that, except for adjustments contemplated by Section 4.2, any such amendment that results in the reduction of the exercise or purchase price below the exercise price or purchase price of the original or prior Award shall be subject to prior shareholder approval.

     2.6 Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

          (a) Options - Resignation or Dismissal. If the Participant's employment by the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
Section 1.6 or 4.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

          (b) Options - Death or Disability. If the Participant's employment by the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 4.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

          (c) Options - Retirement. If the Participant's employment by the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 4.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

          (d) Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

3.   RESTRICTED STOCK AWARDS.

     3.1  Grants.

          The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

     3.2  Restrictions.

          (a) Pre-Vesting Restraints. Except as provided in Section 3.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

          (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

          (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

     3.3  Return to the Corporation.

          Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

4.   OTHER PROVISIONS

     4.1  Rights of Eligible Employees, Participants and Beneficiaries.

          (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

          (b) No Employment Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

          (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     4.2  Adjustments; Acceleration.

          (a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

               (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 4.10(c)) the performance standards appropriate to any outstanding Awards, or

               (2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise or strike price of the Award.

In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

          (b) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 4.2(c) but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 4.2(a) that the Company does not survive, or (3) the consummation of an event described in Section 4.2(a) involving a Change of Control

Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

          (c) Acceleration of Awards Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

               (1) each Option shall become immediately exercisable, and

               (2) Restricted Stock shall immediately vest free of restrictions.

     Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

     The Committee may override the limitations on acceleration in this Section 4.2(c) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 4.2(d) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

          (d) Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

          (e) Acceleration Upon Termination of Service Following a Change in Control.

               (1) Termination After Change in Control. If any Participant's employment is terminated by the Company upon or within one year after a Change in Control Event, and the termination is not the result of death, Total Disability, Retirement or a termination for Cause, then, subject to the other provisions of this Section 4.2 (including without limitation Section 4.2(b) and Section 4.4), all outstanding Options and other Awards held by the Participant shall be deemed fully vested immediately prior to the Severance Date, irrespective of the vesting provisions of the Participant's Award Agreement, unless the Award Agreement specifies a different result in the case of a Change in Control Event.

               (2) No Extension Beyond Expiration. Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

     4.3  Effect of Termination of Service on Awards.

          (a) General. The Committee shall establish the effect of a termination of employment on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

          (b) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or
(iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

          (c) Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each Eligible Employee in respect of the Subsidiary who does not continue as an Eligible Employee in respect of another entity within the Company.

     4.4  Compliance with Laws.

     This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

     4.5  Tax Matters.

          (a) Provision for Tax Withholding or Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such minimum withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under these provisions.

     4.6  Plan Amendment, Termination and Suspension.

          (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b) Shareholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or by the provisions of
Section 2.5 of the Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

          (c) Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Section 1.2(b)) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

          (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

     4.7  Privileges of Stock Ownership.

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     4.8  Effective Date of the Plan.

     This Plan is effective as of January 27, 2000 the date of approval by the Board. The Plan shall be submitted for and subject to shareholder approval.

     4.9  Term of the Plan.

     No Award will be granted under this Plan after January 26, 2010 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

     4.10 Governing Law/Construction/Severability.

          (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

          (b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c)  Plan Construction.

               (1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

               (2) Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the
          Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

     4.11 Captions.

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     4.12 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

     Awards may be granted to Eligible Employees under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

     4.13 Non-Exclusivity of Plan.

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     4.14 No Corporate Action Restriction.

     The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or
(f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

     4.15 Other Company Benefit and Compensation Program.

     Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

5.   DEFINITIONS.

     5.1  Definitions.

          (a) "Award" means an award of any Option or Restricted Stock, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b) "Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

          (d) "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.

          (e) "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          (f)  "Board" means the Board of Directors of the Corporation.

          (g) "Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of employment based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the
               Participant:

               (1) has failed to render services to the Company where such failure amounts to gross negligence or misconduct of the Participant's responsibility and duties; or

               (2) has committed an act of fraud or been dishonest against the Company or any affiliate of the Company; or

               (3) has been convicted of a felony or other crime involving moral turpitude.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

          (h)  "Change in Control Event" means any of the following events

               (1) the dissolution or liquidation of either the Company, unless its business is continued by another entity in which holders of the Company's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (2) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company, unless its business is continued by another entity in which holders of the Company's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (3) any reorganization or merger of the Company, unless the holders of the Company's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity's voting securities immediately after the event;

               (4) an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company, unless the holders of the Company's voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer's voting securities immediately after the acquisition; or

               (5) a change of one-half or more of the members of the Board of Directors of the Company within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (j)  "Commission" means the Securities and Exchange Commission.

          (k) "Committee" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law.

          (l) "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

          (m) "Company" means, collectively, the Corporation and its Subsidiaries.

          (n) "Corporation" means American States Water Company, a California corporation, and its successors.

          (o) "Eligible Employee" means an officer (whether or not a director) or key employee of the Company, including participants in the American States Water Company Annual Incentive Plan.

          (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (q) "Fair Market Value" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          (r) "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

          (s) "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (t) "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

          (u) "Participant" means an Eligible Employee who has been granted an Award under this Plan.

          (v) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (w) "Plan" means this 2000 Stock Incentive Plan, as it may be amended from time to time.

          (x)  "QDRO" means a qualified domestic relations order.

          (y) "Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (z) "Retirement" means retirement from active service as an employee or officer of the Company on or after attaining age 65.

          (aa) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          (bb) "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

          (cc) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (dd) "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (ee) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                  ATTACHMENT II

                       AUDIT and FINANCE COMMITTEE CHARTER
                  (Applicable to American States Water Company
              and its subsidiaries, hereinafter "the Corporation")

Purpose
The Audit/Finance Committee (hereinafter, "the Committee") is a committee of the Board of Directors (hereinafter, "the Board"). Its primary functions are: to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process; and to review and make recommendations to the Board with respect to the management of the financial affairs of the Corporation. In doing so, the Committee shall have the sole responsibility and authority to appoint, oversee, terminate and compensate the Corporation's independent accountants. The Committee shall provide an avenue of communication between the Board, management, the internal auditor, and the independent accountants.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, or to assure compliance with laws and regulations and the Corporation's code of conduct.

The outside auditor and internal audit function ultimately report to the Board of Directors and the Audit and Finance Committee of the Board of Directors.

Organization
The Board shall appoint the members of the Committee annually. The Committee shall be composed of at least three, but not more than five, directors that meet the independence and experience requirements of the New York Stock Exchange. At least one member shall have the experience and knowledge to meet the definition of "financial expert" as defined by the rules of the Securities and Exchange Commission.

The Chairman of the Board shall serve as an "ex-officio" member of the Committee. The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and, with the assistance of management, provide the committee with a written agenda for all meetings.

Audit/Finance Committee members may receive no remuneration from the Corporation or its subsidiaries other than that received as members of the Board and committees of the Board.

In meeting its responsibilities, the Committee shall:

General
o Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation of matters brought to its attention within the scope of its duties as outlined herein.
o Meet at least 4 times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.
o Submit the Committee meeting minutes and report actions of the Committee to the Board with such recommendations as the Committee may deem appropriate.
o Review the Committee's charter annually and update as necessary and annually review its own performance.
o Review accounting and financial human resources and succession planning within the Corporation.
o Perform such other functions assigned by law, the Corporation's by-laws, or the Board.

o Receive reports under Section 10A of the Securities Exchange Act which requires the Corporation's independent auditors to report illegal acts (other than those which are inconsequential) to the Committee.
o Meet at least quarterly with the internal auditor, the independent accountants and the chief financial officer in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Corporation's financial, accounting and auditing personnel and the cooperation and/or any conflicts experienced with management during the course of the audit or other related engagements.

Internal Controls and Risk Assessment
o Review and evaluate the effectiveness of the Corporation's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Corporation.
o Consider and review with management, the independent accountants and internal auditing:
     1. The adequacy and effectiveness of, or weaknesses in, the Corporation's internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.
     2. Any related significant findings and recommendations of the independent accountants and internal auditing together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.
o Review with internal auditing and the independent accountants, the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.
o Discuss with management, the Corporation's independent accountants, and internal auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

Financial Reporting
o Review filings with the Securities and Exchange Commission (including, without limitation "Management's Discussion and Analysis of Financial Condition and Results of Operations, when applicable) and other significant published documents filed with other agencies containing the Corporation's financial statements, including annual and interim reports, pre-announced press releases of earnings, statutory filings, as well as financial information and earnings guidance provided to analysts and ratings agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.
o Review with management and the independent accountants at the completion of the annual examination:
     1.   The Corporation's annual financial statements and related footnotes.
     2. The independent accountants' audit of the financial statements and its report thereon.
     3. Any significant changes required in the independent accountants' audit plan.
     4. Any serious difficulties or disputes with management encountered during the course of the audit.
     5. The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.
     6. Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards or pursuant to the rules of the Securities and Exchange Commission or the requirements of the New York Stock Exchange.
     7. Review the Corporation's accounting principles and proposed changes thereto.
     8. Review the adequacy and appropriateness of the Corporation's code of business conduct.
     9. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations.
o Assess internal processes for determining and managing key financial statement risk areas.

External Independent Auditor
o Review and recommend to the Board the independent accountants to be nominated to audit the financial statements of the Corporation, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.
o Meet with and review the scope and approach for the proposed annual audit with the independent accountants to:
     1. Assess the external auditors' process for identifying and responding to key audit and internal control risks.
     2. Review the external auditors' identification of issues and business and financial risks and exposures.
     3. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
o Confirm and assure the independence of the independent accountants in writing, including a review of the nature of all services and related fees provided by the independent accountants.
o    Review the qualifications of the independent accountants.
o Direct the attention of the independent accountants to specific matters or areas deemed by the Committee to be of special significance; and authorizing the independent accountants to perform such supplemental reviews or audits.
o Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with management and resolve disputes between management and the independent accountants
o Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent accountants who were engaged on the Corporation's account.
o Obtain and review any reports required to be obtained from independent accountants pursuant to the rules of the Securities and Exchange Commission or the requirements of the New York Stock Exchange.

Internal Auditor
o Meet with the internal auditor and evaluate the internal audit process for establishing the annual internal audit plans and the focus on risk and the coordination of such plans with the independent accountants.
o Consider, in consultation with the internal auditor, the audit scope and the overall role of the internal auditors.
o Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the Corporation's overall business objectives and management's success and risk factors.
o Receive prior to each meeting, a summary of the findings from completed internal audits since the prior such report and a progress report on the proposed audit plan, with explanations of deviations there from.
o At least annually, consider and review with management and internal auditing:
     1. Significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.
     2. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
     3.   Any changes required in the planned scope of their audit plan.
     4. The internal auditing department budget and staffing. Internal auditing department's compliance with The IIA's Standards for the Professional Practice of Internal Auditing.
o Review and concur in the appointment, replacement, reassignment, or dismissal of personnel in internal auditing.
o Confirm and assure the independence of the internal auditor function within the Corporation.

Finance Matters
o    Review and make recommendations thereon to the Board for the following:
     1. Proposed changes to the capital structure of the Corporation, including the establishment or revision of bank lines of credit or other short-term borrowing arrangements, the issuance of any intermediate or long-term indebtedness and the issuance of additional equity securities.
     2.   Proposed capital expenditures budget of the Corporation.
     3.   Performance of the investment manager for the Pension Plan assets.
     4. Financial impact of the implementation of all compensation and employee benefit plans and of any amendments or modifications thereto and the actuarial assumptions and financial policies pertaining to the investment of funds related to such plans.

     5. Operations of and reporting for all employee benefit plans to ensure that they are operated in accordance with existing legal requirements and sound financial principles.
o Consider, review and make appropriate recommendations to the Board with respect to all other financial matters of the Corporation specifically delegated to it by the Board in the management of the financial affairs of the Corporation.
o Review the activities of management in the sale and issuance of specific debt and equity securities, when specifically authorized to do so by action of the Board.

Reports
o Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.
o Submit a written affirmation annually, or whenever the composition of the Committee changes, to the New York Stock Exchange certifying that the Committee meets the requirements of the New York Stock Exchange.
o Disclose, on a triennial basis, this Charter in the Corporation's annual meeting of shareholders.

     [LOGO]
American States
 WATER COMPANY

AMERICAN STATES WATER COMPANY
630 E. FOOTHILL BLVD.
SAN DIMAS, CA 91773

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to American States Water Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                AMSTA1       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
AMERICAN STATES WATER COMPANY

The Board of Directors recommends that Shareholders vote FOR each of the nominees for Class I directors listed below.

Election of Directors

1. To elect three Class I directors to the Board of Directors of the Company to serve until their successors are elected and qualified. The Board of Directors has nominated the following individuals for election as Class I directors: 01) James L. Anderson, 02) Anne M. Holloway, and 03) Floyd E. Wicks

For     Withhold    For All        To withhold authority to vote, mark "For All
All        All      Except         Except" and write the nominee's number on
                                   the line below.
( )        ( )        ( )
                                   ---------------------------------------------

                                                  For      Against      Abstain

2.   To approve amendments to the Company's
     2000 Stock Incentive Plan                    ( )        ( )          ( )

3.   To approve an increase in authorized New
     Preferred Shares                             ( )        ( )          ( )

4.   To approve an increase in the voting
     rights of the Common Shares to one vote
     per share                                    ( )        ( )          ( )

5.   To approve deletion of certain
     restrictions on the Company's ability to
     pay dividends on Common Shares               ( )        ( )          ( )

6.   To approve elimination of all references
     to stated value in the Company's
     Articles of Incorporation                    ( )        ( )          ( )

7.   To ratify the appointment of
     PricewaterhouseCoopers, LLP as the
     independent auditors                         ( )        ( )          ( )

8.   To transact any other business, which
     may properly come before the meeting or
     any adjournment thereof.                     ( )        ( )          ( )

For address changes and/or comments, please check this box and
write them on the back where indicated                                    ( )

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                             Yes          No

Please indicate if you plan to attend the meeting            ( )          ( )

-----------------------------------------      -------------------------------

-----------------------------------------      -------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date      Signature (Joint Owners)   Date

--------------------------------------------------------------------------------

INFORMATION ABOUT ATTENDING

We will hold the Annual Meeting at the Pasadena Hilton in Pasadena, California.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your American States Water Company stock balance. Please present your account statement to the registration area at the Annual Meeting.

                                      [MAP]

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------

                    AMERICAN STATES WATER COMPANY 2003 ANNUAL
                             MEETING OF SHAREHOLDERS
                                 APRIL 29, 2003

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Lloyd E. Ross and N.P. Dodge, Jr., and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be held on Tuesday, April 29, 2003 at 10:00 a.m., Pacific Time at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.

     This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement.

     ----------------------------------------------------------------------
     Address Changes/Comments: ____________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

     ----------------------------------------------------------------------

          (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

--------------------------------------------------------------------------------